UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

IHOOKUP SOCIAL, INC.

f/k/a TITAN IRON ORE CORP.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF IHOOKUP SOCIAL, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

iHookup Social, Inc.

f/k/a Titan Iron Ore Corp.

125 E. Campbell Ave.

Campbell, California 95008

(855) 473-7473

INFORMATION STATEMENT

(Definitive)

April 29, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock and Preferred Stock of iHookup Social, Inc., f/k/a Titan Iron Ore Corp.:

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders  (the “stockholders”) of common stock, par value $.0001 per share (the “common stock”) and preferred stock, par value $.0001 (the “preferred stock”) of iHookup Social, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our” ), to notify the stockholders of the approval of the following actions:

(1)	an amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock from 3,700,000,000 to 10,000,000,000;

(2)	to change the name of the Company from “Titan Iron Ore Corp.” to “iHookup Social, Inc.” and to change the OTC stock symbol from “TFER” to “HKUP”;

(3)	to amend and restate the Company Bylaws;

(4)	an amendment of the Company’s Articles of Incorporation providing for the indemnification of the Company’s officers and directors as permitted under Nevada corporate law; and

(5)	re-appoint Manning Elliott LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

On February 28, 2014, the five (5) actions above were approved by written consent of the Board of Directors (“Board”) and the stockholders holding a majority of the voting power of the Company.

This Information Statement is being mailed on or around April 29, 2014, to the stockholders of the Company as of March 27, 2014 (“Record Date”). Because shareholders holding a majority of the shares are in favor of the following action, proxies are not being solicited in this matter.

You are encouraged to read the attached Information Statement, including the attached Annexes for further information regarding these actions.  In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will be deemed ratified and effective at a date that is at least 20 calendar days after the date this Information Statement has been mailed to our record stockholders.  We anticipate this date to occur on or about the close of business on April 29, 2014.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                                                      By Order of the Board of Directors

                                                                      /s/ Robert Rositano, Jr.

NOTICE OF CORPORATE ACTION TO BE TAKEN

PURSUANT TO WRITTEN CONSENT OF

THE BOARD OF DIRECTORS AND MAJORITY SHAREHOLDERS

IN LIEU OF A MEETING OF THE SHAREHOLDERS

Because shareholders representing a majority of the shares outstanding are in favor of the following corporate actions, shareholder approval will be achieved by written consent in accordance with the corporate laws of the State of Nevada.  In an effort to minimize the Company’s expenses, a meeting of the shareholders is not required and will not be held.

No Dissenter's Rights of Appraisal - The Company's shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be approved by the shareholders.

1.  Share information.

(a)  Outstanding Shares and Voting Rights.

As of the Record Date, the Company's authorized capital stock consisted of 3,700,000,000 shares of common stock, $0.0001 per share par value, and 50,000,000 shares of preferred stock, $0.0001 per share par value, of which all are designated Series A preferred stock.  The rights, terms and preferences of preferred stock are set by the Board of Directors of the Company.  As of the Record Date, there were 689,591,935 shares of common stock outstanding and 50,000,000 shares of preferred stock outstanding.  Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders.  The holders of preferred stock are entitled to cast votes equal to nine (9) times the total number of shares of common stock which are issued and outstanding, or a total of  6,206,327,415 votes, voting together with the holders of common stock as a single class. All 50,000,000 shares of Series A preferred stock voted in favor of the two (2) actions described above, thus because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have executed an agreement to execute a written consent approving of the proposals discussed herein, and having sufficient voting power to approve such proposals through ownership of capital stock, no other stockholder consent will be solicited in connection with this Information Statement.

The Series A preferred stock ownership and the corresponding number of votes are as follows:

Name of Preferred Stockholder	Number of Shares Preferred Stock held	Number of Votes held by such Preferred Stockholder
Robert A Rositano Jr.	4,510,400	559,860,383.45
Dean Rositano	4,510,400	559,860,383.45
Checkmate Mobile, Inc.	4,895,850	607,704,961.5
Copper Creek Holdings, LLC - Robert Rositano - Stacy Rositano	36,083,350	4,478,901,686.6
	18,041,675	2,239,450,843.3
	18,041,675	2,239,450,843.3

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on April 29, 2014.

(b)  Security Ownership of Certain Beneficial Owners and Management.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of March 27, 2014 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

The following tabulation shows, as of the Record Date, the number of shares of capital stock owned beneficially by: (a) all persons known to be the holders of more than five percent (5%) of voting securities, (b) Directors, (c) Executive Officers and (d) all other Officers and Directors as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

	(a) Holders Over 5%

Series A preferred	Robert A Rositano Jr.	22,552,075(1)	Direct	45.10%
	3846 Moanna Way,
	Santa Cruz, CA 95062

Series A preferred	Dean Rositano 126 Sea Terrace Way, Aptos, CA 95003	4,510,400	Direct	9.02%

Series A preferred	Checkmate Mobile, Inc. 125 E. Campbell Ave., Campbell, California 95008	4,895,850	Direct	9.79%

Series A preferred	Copper Creek Holdings, LLC (2) 7960 B Soquel Dr., Suite #146 Aptos, CA 95003	36,083,350	Direct	72.17%
	- Robert Rositano	18,041,675		36.085%
	- Stacy Rositano	18,041,675		36.085%

	(b) Directors

Series A preferred	Robert A Rositano Jr.	22,552,075(1)	Direct and	45.10%
	3846 Moanna Way,		Indirect
	Santa Cruz, CA 95062

Series A preferred	Dean Rositano	4,510,400	Direct	9.02%
	126 Sea Terrace Way,
	Aptos, CA 95003

	(c) Executive Officers

Series A preferred	Robert Rositano, Jr. and Dean Rositano as named above

Series A preferred	(d) Officers and Directors as a Group for preferred stock	27,062,475(1)	Direct and Indirect	54.12%

(1)  Includes the shares beneficially owned by Robert Rositano through Copper Creek Holdings, LLC.

(2)  Copper Creek Holdings, LLC is owned and managed by Robert Rositano and his wife Stacy Rositano, thus each may be deemed to beneficially own half of the interest of Copper Creek Holdings, LLC.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

(a)	Executive Officers
common stock	Frank Garcia Tucson, AZ	1,540,000	Direct (2)	0.2%

(b) common stock	Officers and Directors as a Group for common stock	1,540,000	Direct (2)	0.2%

(1)  Based on 689,591,935 of common stock issued and outstanding as of March 27, 2014.

(2)  Includes 700,000 vested stock options.

2.  Changes in Control

On February 6, 2014, the Company filed with the SEC a Form 8-K for the purpose of announcing its entry into an Agreement and Plan of Merger and Reorganization, dated January 31, 2014 (the “Merger Agreement”), with IHookup Social, Inc. (“iHookup”), via its wholly-owned subsidiary, iHookup Operations Corp.  iHookup’s  stockholders exchanged all of their twelve million (12,000,000) shares of outstanding stock for fifty million (50,000,000) shares of the Company’s newly designated Series A preferred stock. Please see above for disclosure on beneficial ownership.

3.  Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2012;

(b)	each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2012 who had total compensation exceeding $100,000; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2012, who we will collectively refer to as the named executive officers, for the years ended December 31, 2012 and 2011 are set out in the following summary compensation table:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Andrew Brodkey Former President, Secretary, Treasurer & Director(1)	2012 2011	185,686 99,645	Nil Nil	Nil Nil	844,895 26,869	Nil Nil	Nil Nil	Nil Nil	1,030,581 126,514
Frank Garcia Chief Financial Officer(1)	2012 2011	50,446 30,624	Nil Nil	Nil Nil	279,316 10,747	Nil Nil	Nil Nil	Nil Nil	329,762 41,371
Dr. David Hackman VP of Explorations(1)	2012 2011	72,000 36,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	72,000 36,000

(1)  Messrs. Brodkey, Garcia and Hackman were appointed on June 30, 2011. Messrs. Brodkey and Hackman resigned on January 31, 2014.

Compensation for Executive Officers and Directors

Compensation arrangements for our named executive officers and directors are described below.

Employment Agreements

Robert Rositano

Effective January 19, 2014, iHookup, a wholly-owned subsidiary of the Company, entered into an employment agreement with Robert Rositano to serve as Chief Executive Officer and Secretary of iHookup for a term of two years with automatic renewals for similar two year periods pursuant to the terms of the agreement.  Robert Rositano’s duties shall include the duties and responsibilities for the Company’s corporate and administration offices and positions as set forth by the Company and such other duties and responsibilities as the board of directors may from time to time reasonably assign to Robert Rositano. The employment agreement provides, among other things, that Robert Rositano will be eligible for participation in any employee benefit plan, retirement plan, and option plan maintained by iHookup; receive a base salary of $150,000 per year; and receive reimbursement for ordinary and necessary business expenses incurred by Robert Rositano in connection with the performance of his duties as Chief Executive Officer and Secretary. Upon a successful launch of iHookup’s products and services and reaching the first 1,000,000 registered users, Robert Rositano will receive a bonus of $50,000 and his base salary will be increased to $200,000 annually. When iHookup reaches a cumulative 5,000,000 registered users or more, Robert Rositano will receive a bonus of $75,000 and his base salary will be increased to $250,000 annually. After the above goals are achieved, his base salary will begin being increased semi-annually at a minimum rate of 10% or higher, as determined by the board of directors or a committee established by the board of directors for compensation purposes. If iHookup is unable to pay executive salary or bonuses, the amounts owed will be accrued as a convertible note. The note can be converted into common stock, at Robert Rositano’s sole discretion. The Company may terminate Robert Rositano’s employment prior to the end of his employment period by a majority vote of the board of directors, excluding Robert Rositano’s vote.  If we terminate Robert Rositano’s employment prior to the end of his employment period without cause, which shall also include termination in the event of a change in control, Robert Rositano shall be entitled to  his base salary in effect on the date of his termination for a period of twenty-four (24) months following the date of such termination, in one lump sum payment within fourteen (14) days of termination or as otherwise agreed to in writing. Furthermore, any unvested options granted to Robert Rositano will immediately vest. If we terminate his employment with cause, he will be entitled to his base salary and commission schedule in effect on the date of termination for a period of twelve (12) months. If Robert Rositano, however, terminates his employment prior to the end of the employment period without cause, Robert Rositano shall not be entitled to any severance and the Company shall have no further liability to Robert Rositano.  He is also permitted to pursue other business interests not in conflict with the Company, including serving as officers and directors of other public companies.

Dean Rositano

Effective January 19, 2014, iHookup, a wholly-owned subsidiary of the Company, entered into an employment agreement with Dean Rositano to serve as President and Chief Technology Officer of iHookup for a term of two years with automatic renewals for similar two year periods pursuant to the terms of the agreement.  Dean Rositano’s duties shall include the duties and responsibilities for the Company’s corporate and administration offices and positions as set forth by the Company and such other duties and responsibilities as the board of directors may from time to time reasonably assign to Dean Rositano. The employment agreement provides, among other things, that Dean Rositano will be eligible for participation in any employee benefit plan, retirement plan, and option plan maintained by iHookup; receive a base salary of $150,000 per year; and receive reimbursement for ordinary and necessary business expenses incurred by Dean Rositano in connection with the performance of his duties as President and Chief Technology Officer . Upon a successful launch of iHookup’s products and services and reaching the first 1,000,000 registered users, Dean Rositano will receive a bonus of $50,000 and his base salary will be increased to $200,000 annually. When iHookup reaches a cumulative 5,000,000 registered users or more, Dean Rositano will receive a bonus of $75,000 and his base salary will be increased to $250,000 annually. After the above goals are achieved, his base salary will begin being increased semi-annually at a minimum rate of 10% or higher, as determined by the board of directors or a committee established by the board of directors for compensation purposes. If iHookup is unable to pay executive salary or bonuses, the amounts owed will be accrued as a convertible note. The note can be converted into common stock, at Dean Rositano’s sole discretion. The Company may terminate Dean Rositano’s employment prior to the end of his employment period by a majority vote of the board of directors, excluding Dean Rositano’s vote.  If we terminate Dean Rositano’s employment prior to the end of his employment period without cause, which shall also include termination in the event of a change in control, Dean Rositano shall be entitled to  his base salary in effect on the date of his termination for a period of twenty-four (24) months following the date of such termination, in one lump sum payment within fourteen (14) days of termination or as otherwise agreed to in writing. Furthermore, any unvested options granted to Dean Rositano will immediately vest. If we terminate his employment with cause, he will be entitled to his base salary and commission schedule in effect on the date of termination for a period of twelve (12) months. If Dean Rositano, however, terminates his employment prior to the end of the employment period without cause, Dean Rositano shall not be entitled to any severance and the Company shall have no further liability to Dean Rositano.  He is also permitted to pursue other business interests not in conflict with the Company, including serving as officers and directors of other public companies.

Frank Garcia

Effective February 3, 2014, iHookup, a wholly-owned subsidiary of the Company, entered into an employment agreement with Frank Garcia to serve as Chief Financial Officer of iHookup.  Frank Garcia’s duties shall include the duties and responsibilities for the Company’s corporate and administration offices and positions as set forth by the Company and such other duties and responsibilities as the board of directors may from time to time reasonably assign to Frank Garcia. Frank Garcia received a base salary of $80,000 per year, which was automatically adjusted to $100,000 a year beginning April 1, 2014; and receive reimbursement for ordinary and necessary business expenses incurred by Frank Garcia in connection with the performance of his duties as Chief Financial Officer. Frank Garcia has been granted 20,000,000 stock options of the Company which shall become effective upon the effective date of a new Company stock option plan. The employment agreement provides, among other things, that Frank Garcia will be eligible for an annual bonus based on his performance and determined in the sole discretion of the Board of Directors. He is also eligible to participate in any employee benefit plan, retirement plan, and option plan maintained by iHookup. Frank Garcia’s employment is at will, and either party may terminate his employment at any time with or without cause; provided that Frank Garcia gives at least 30 days’ advance notice. He is also permitted to pursue other business interests not in conflict with the Company, including serving as officers and directors of other public companies.

Outstanding Equity Awards at Fiscal Year-End of Named Executive Officers

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2012:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Andrew Brodkey	750,000	250,000	Nil	$0.84	12/21/2021	Nil	Nil	Nil	Nil
Andrew Brodkey	200,000	600,000	Nil	$0.20	06/22/2022	Nil	Nil	Nil	Nil
Frank Garcia	300,000	100,000	Nil	$0.84	12/21/2021	Nil	Nil	Nil	Nil
Dr. David Hackman	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Director Compensation

The following table sets forth for each director certain information concerning his compensation for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards1 ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald Richman(1)	24,000	Nil	560,369	Nil	Nil	Nil	584,369

(1) Mr. Richman resigned as director as of January 31, 2014.

Outstanding Equity Awards at Fiscal Year-End of Directors

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Ronald Richman(1)	562,500	187,500	Nil	$0.84	12/21/2021	Nil	Nil	Nil	Nil
Ronald Richman	50,000	150,000	Nil	$0.20	06/22/2022	Nil	Nil	Nil	Nil

(1) Mr. Richman resigned as director as of January 31, 2014.

 4. Matters to be Acted upon:

(a)     an amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock from 3,700,000,000 to 10,000,000,000;

(b)    to change the name of the Company from “Titan Iron Ore Corp.” to “iHookup Social, Inc.,” and our stock symbol from “TFER” to “HKUP”;

(c)     to amend and restate the Company Bylaws;

(d)    an amendment of the Company’s Articles of Incorporation providing for the indemnification of the Company’s officers and directors as permitted under Nevada corporate law; and

(e)     re-appoint Manning Elliott LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK FROM 3.7 BILLION TO 10 BILLION SHARES

The Board and the stockholders holding a majority of the voting power have adopted and declared advisable a proposal to amend the Company’s Articles of Incorporation in order to increase the authorized common stock from Three Billion Seven Hundred Million (3,700,000,000) to Ten Billion (10,000,000,000) shares.  The Board and stockholders holding a majority of the voting power have each adopted a resolution to amend the Company’s Articles of Incorporation as set forth in the Amended and Restated Articles of Incorporation attached as Annex A. The principal effect would solely be to increase the authorized number of shares of common stock.  The relative voting and other rights that accompany the shares of common stock and preferred stock will not be affected.

Background

As of February 28, 2014, the Company’s Articles of Incorporation authorized the issuance of 3,700,000,000 shares of the Company’s common stock, $0.0001 par value per share, and 50,000,000 shares of the Company’s preferred stock, $0.0001 par value per shares. As of February 28, 2014, 534,928,534 shares of common stock were issued and outstanding, while all 50,000,000 shares of preferred stock were issued and outstanding and designated as Series A preferred stock. Following the filing of the Amended and Restated Articles of Incorporation, the total number of authorized shares of all classes of our capital stock is currently 10,050,000,000, consisting of 10,000,000,000 shares of common stock, par value $0.0001  per share, and 50,000,000 shares of preferred Series A stock.

The text of the form of the filed Amended and Restated Articles of Incorporation is attached as Annex A, provided however, that the text is subject to modification to include changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board may deem necessary or advisable.

Reasons for the increased authorized shares

The Board recommended this increase in authorized shares of common stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs.  The shares may be issued by the Board in its discretion, subject to any further shareholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of OTC or the rules of any other securities exchange on which our shares of common stock may be listed.  Other than preliminary discussions for capital raising purposes, there is no present agreement or plan to issue any shares. However, the newly authorized shares of common stock would be issuable for any proper corporate purpose, including without limitation, future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities (either public or private), stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock plans and savings plans or for other corporate purposes.  The Board believes that these additional shares will provide the Company with needed ability to issue shares in the future to take advantage of market conditions or strategic opportunities without the potential expense or delay incident to obtaining shareholder approval for a particular issuance.

Certain Risk Factors

The additional shares of common stock will have rights identical to our currently outstanding common stock.   The amendment will not affect the par value of the common stock, which will remain at $0.0001 per share.   The following factors, however, may affect our holders of common stock:

Possible Dilution from Future Issuance of Additional Shares. The interests of the holders of our common stock could be diluted substantially as a result of the increase of the number of authorized shares of our common stock from 3,700,000,000 to 10,000,000,000.   Any future issuance of additional authorized shares in future financings using the Company’s common stock could dilute future earnings per share, book value per share and voting power of existing shareholders.   Depending upon the circumstances under which such shares are issued, such issuance may reduce shareholders’ equity per share and may materially reduce the percentage ownership of the Company’s common stock of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares. Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock.  Our Board could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.   A future issuance of additional shares of common stock could be made to render more difficult an attempt to obtain control of the Company, even if it appears to be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain an acquisition premium for their shares or to remove incumbent management.  Although the increase in the number of authorized shares of our common stock may have an anti-takeover effect, the Amended and Restated Articles of Incorporation was approved for the reasons stated above, and the Board of Directors did not adopt this amendment with the intent that it be utilized as a type of anti-takeover device.

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME AND STOCK SYMBOL OF THE COMPANY TO IHOOKUP SOCIAL, INC.

The Board and the stockholders holding a majority of the voting power have adopted resolutions to change the name of the Company from “Titan Iron Ore Corp. ”  to “iHookup Social, Inc.,” and to change the Company’s stock symbol accordingly from “TFER” to “HKUP”. The change in the Company’s name will become effective promptly upon the filing by the Company of the Amended and Restated Articles of Incorporation, in the form attached hereto as Annex A, with the Secretary of State of the State of Nevada reflecting the new name of the Company.

Purpose and Rationale for the Change of Name

The Company's new name and stock symbol is designed to better represent the Company's new business, rather than identifying the Company with mining, as had previously been the Company’s focus.

Effect of the Name Change

The change in our name or stock symbol will not affect the validity or transferability of any existing share certificates that bear the Company’s current name.  Stockholders with certificated shares should continue to hold their existing share certificates. The rights of stockholders holding certificated shares under existing share certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new share certificates that are issued after the name change becomes effective will bear the name “iHookup Social, Inc.”

Our common stock currently trades on the OTC under the symbol “TFER.” For a short period of time, our shares will continue to trade under this symbol. The Financial Industry Regulatory Authority (“FINRA”) has approved the corporate actions regarding our name change and new stock symbol request. As of open of business on April 29, 2014, the new symbol will be designated as “TFERD”. Please note that a “D” will be appended as the fifth character for twenty (20) business days, including the effective date. After twenty (20) business days, the ticker symbol change to “HKUP” will take effect. A new CUSIP number will be assigned to the common stock shortly following the name change and stock symbol change.   The name change, stock symbol change and CUSIP number change will result in an immaterial cost to the Company.

AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS

The Board and the stockholders holding a majority of the voting power consented to  amend and restate the Company’s Bylaws. The Amended and Restated Bylaws are attached hereto as Annex B.

Background, Purpose and Effects, Procedures of Proposal

The Company’s previous Bylaws have been in effect since 2007. It was appropriate to update the Bylaws to reflect current corporate law in Nevada and the new name of the Company.  The amended and restated Bylaws were approved by the Board of Directors and the stockholders holding a majority of the voting power on February 28, 2014.

Below is a brief summary of the changes to the amended and restated Bylaws from the previous Bylaws.  This discussion is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which are attached hereto as Annex B.    The previous Bylaws may be found as an exhibit to the Company’s Form SB2 registration statement filed with SEC on October 3, 2007.

Certain changes to Bylaws

Among the provisions in the amended and restated Bylaws that were not in the previous Bylaws are the following:

(a) Special meetings of the stockholders may no longer be called by the holders of a majority of the outstanding shares of capital stock who are entitled to vote, instead they may be called by stockholders when they are stockholders of record of not less than five (5) percent of the outstanding capital stock;

(b) Action by written consent of stockholders in lieu of meeting may now only be taken by holders of at least 75% of the voting power;

(c) There are now more specific requirements for stockholders who wish to bring proposals to a vote at stockholder meetings;

(d) The number of authorized directors are now between two (2) to five (5), and the term of directors are now two (2) years;

(e) A director or officer is now protected from being personally liable for monetary damages for breach of fiduciary duties to the fullest extent permitted by law; and

(f) Sections 78.378 and 78.3793 of the Nevada Revised Statutes shall no longer apply to the Company.

AN AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION PROVIDING FOR INDEMNIFICATION OF OFFICERS AND DIRECTORS OF THE COMPANY AS PERMITTED UNDER NEVADA CORPORATE LAW.

The Board and the stockholders holding a majority of the voting power approved a provision providing for the indemnification of its officers and directors as permitted under Nevada corporate law.  The text of the Amendment are in substantially similar form as set forth in Annex A.

Background, Purpose and Effects, Procedures of Proposal

The Board and the stockholders holding a majority of the voting power have determined it is appropriate to add a provision providing for the indemnification of its officers and directors as permitted under Nevada corporate law.  The Amended and Restated Articles of Incorporation were approved by the Board of Directors and the stockholders holding a majority of the voting power on February 28, 2014.  This discussion is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, which are attached hereto as Annex A.

Procedure for Effecting the Amendment and Restatement of Articles of Incorporation

The Company has filed the Amended and Restated Articles of Incorporation reflecting such amendment with the Secretary of State of the State of Nevada.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has re-appointed Manning Elliott LLP, Independent Registered Accounting Firm, to audit our financial statements for the calendar  year ending December 31, 2014.   The audit committee understands the need for Manning Elliott LLP to maintain objectivity and independence in its audits of our financial statements.

The Company retained Manning Elliott LLP to audit our consolidated financial statements for fiscal years 2012 and 2013 as well as to provide other non-auditing services.  The audit committee has reviewed all non-audit services provided by Manning Elliott LLP and has concluded that the provision of such services was compatible with maintaining Manning Elliott LLP’s independence in the conduct of its auditing functions.

To help ensure the independence of the independent registered public accounting firm, Board of Directors has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by our independent registered public accounting firm.

Except as noted below, during the fiscal years ended December 31, 2012 and 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The following table sets forth the aggregate fees billed to us by Manning Elliott LLP for the fiscal years ended December 31, 2012 and December 31, 2013:

Service Categories	Fiscal 2013	Fiscal 2012
Audit fees (1)	$ 20,000	$23,500
Tax fees (2)	$0 (3)	$3,750
Total	$20,000	$27,250

(1)    Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, audit of the effectiveness of our internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports.

(2)    Tax Fees generally consist of fees billed for professional services rendered for federal and state tax compliance and advice.

(3)    Tax fees for 2013 are pending due to budget issues and other miscellaneous matters.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. Any director or officer of our Company since January 1, 2013, being the commencement of our last completed fiscal year;

2. Any proposed nominee for election as a director of our Company; and

3. Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management."

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	The Registrant’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2012, as filed with the Commission on April 1, 2013 and April 1, 2013, respectively;
(2)	The Registrant’s current reports on Form 8-K, as filed with the Commission on December 13, 2013, February 6, 2014, February 18, 2014 and February 19, 2014; and

(3)	The Registrant’s Quarterly Reports on Form 10-Q and Form 10-Q/A for the quarter ended September 30, 2013, as filed with the Commission on November 19, 2013 and November 27, 2013, respectively.

You may request a copy of these filings, at no cost, by writing iHookup Social, Inc. 125 E. Campbell Ave.

Campbell, California 95008  telephone: (855) 473-7473.  Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 125 E. Campbell Ave., Campbell, California 95008, telephone:(855) 473-7473.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of common stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Robert A Rositano Jr_________

Robert A Rositano Jr.

Principal Executive Officer

Dated: April 29, 2014

ANNEX A

ARTICLES OF AMENDMENT

AMENDING AND RESTATING

ARTICLES OF INCORPORATION

OF

IHOOKUP SOCIAL, INC.

(formerly known as TITAN IRON ORE CORP.)

April 10, 2014

The undersigned, being a duly authorized officer of iHookup Social, Inc., a Nevada corporation (formerly known as Titan Iron Ore Corp.) (the “Corporation”), hereby certifies that (a) the Board of Directors of the Corporation adopted a resolution, subject to shareholder approval, to amend and restate the Restated Articles of Incorporation of the Corporation pursuant to Section 78.390(1) of the Nevada General Corporation Law, and (b) set forth below is the correct text of the Restated Articles of Incorporation of the Corporation, as amended to the date of this certificate.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of the date first written above.

Name:	Robert Rositano, Jr.
Title:	Chief Executive Officer and Secretary

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

IHOOKUP SOCIAL, INC.

(formerly known as TITAN IRON ORE CORP.)

ARTICLE I

              The name of the Corporation is iHookup Social, Inc.

ARTICLE II

Its principal office in the State of Nevada is located at 50 West Liberty Street, Suite 880
Reno, Nevada 89501. The name of its registered agent at such address is Nevada Agency and Transfer Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under Nevada General Corporation Law.

ARTICLE IV

A.                  Authorization of Stock.

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that the Corporation is authorized to issue is Ten Billion Fifty Million (10,050,000,000). The total number of shares of Common Stock authorized to be issued is Ten Billion (10,000,000,000), par value $0.0001 per share (the “Common Stock”).  The total number of shares of Preferred Stock authorized to be issued is Fifty Million (50,000,000), par value $.0001 per share (the “Preferred Stock”), of which all have been designated as Series A Preferred Stock (the “Series A Preferred Stock”).

B.                  Rights, Preferences and Restrictions of Preferred Stock.  The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are as set forth below in this Article IV(B).

1.                   Dividends.  The holders of the shares of Series A Preferred Stock shall be entitled to receive non-cumulative dividends, when, and if declared, at a rate of 6% per year on the Series A Original Issue Price.

2.                   Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1              Preferential Payments to Holders of Series A Preferred Stock. In the event of any Deemed Liquidation Event (defined below in Subsection 2.3), the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders prior to and in preference to payment to the holders of the shares of Common Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the Series A Original Issue Price (defined below in Subsection 4.1.1) or (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into  Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount”).  If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled under this Subsection, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2              Payments to Holders of Common Stock.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

2.3              Deemed Liquidation Events.

2.3.1        Definition.  Each of the following events shall be considered a “Deemed Liquidation Event”:

(a)                 the acquisition of the Corporation by another entity by means of any transaction or series of related transactions, whether effected by the Corporation or its stockholders (including, without limitation, any stock acquisition, reorganization, merger, consolidation or the like but excluding any sale of stock for capital raising purposes), other than a transaction or series of transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity) on account of their shares of stock of the Corporation as of immediately prior to such transaction a majority of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such transaction or series of transactions;

(b)                 a sale, lease or other conveyance of all or substantially all of the assets of the Corporation (including the sale or exclusive licensing of all or substantially all of the intellectual property assets of the Corporation) (each event described in (a) and (b) being referred to herein as an “Acquisition”); or

(c)                 any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

2.3.2        Amount Deemed Paid or Distributed.  The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity, as determined by the Board of Directors of the Corporation.

2.3.3        Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event, if any portion of the consideration payable to the stockholders of the Corporation is placed into escrow and/or is payable only upon satisfaction of contingencies (the “Additional Consideration”), the agreement or plan of merger or consolidation for such transaction shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction.  For the purposes of this Subsection, consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration.

2.3.4        Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any Deemed Liquidation Event are other than cash (the “Distribution”), then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors, except that any publicly-traded securities to be distributed to stockholders in a Deemed Liquidation Event shall be valued as follows:

(a)                 if the securities are then traded on a national securities exchange or the Nasdaq Stock Market (or a similar national quotation system), then the value of the securities shall be deemed to be the average of the closing prices of the securities on such exchange or system over the ten (10) trading day period ending five (5) trading days prior to the Distribution;

(b)                 if the securities are actively traded over-the-counter, then the value of the securities shall be deemed to be the average of the closing bid prices of the securities over the thirty (30) trading day period ending five (5) trading days prior to the Distribution; and

(c)                 if the consideration received by the Corporation or the proceeds to be distributed to holders of shares of the Corporation's capital stock is other than cash and the definitive merger agreement, asset purchase agreement or other definitive transaction document entered into with respect to such liquidation, dissolution or winding up specifies an alternative method of determining the value of such consideration or proceeds, then, for the purpose of this Subsection 2.3.4, the value of such consideration or proceeds shall be determined in accordance with the method set forth in such merger agreement, asset purchase agreement or other definitive transaction document, as applicable.

In the event of a transaction referenced in Subsection 2.3.4, the Distribution date for purposes of the foregoing calculations shall be deemed to be the date such transaction closes.

3.                   Voting.

3.1              General.  On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter.  Except as provided by law or by the other provisions of the Articles, holders of Series A Preferred Stock shall vote together with the holders of shares of Common Stock and holders of shares of Series Seed as a single class.

3.2              Series A Preferred Stock Protective Provisions.  Provided that no less than fifty percent (50%) of the originally issued Series A Preferred Stock remains outstanding and not converted, the consent of the holders of at least fifty percent (50%) of the then outstanding shares of Series A Preferred Stock, in writing or by vote at a meeting, consenting or voting (as the case may be), separately as a class shall be required for the following, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect.

(a)                 dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation or any other Deemed Liquidation Event, or consent to any of the foregoing;

(b)                 amend, alter or repeal the powers, preferences or rights of the Series A Preferred Stock in any material and adverse manner;

(c)                 create any additional class or series of capital stock unless the same ranks junior or pari passu to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation;

(d)                 purchase or redeem any shares of capital stock of the Corporation (or options to purchase such shares) other than repurchases of stock (or options to purchase such shares) pursuant to a repurchase right of the Corporation;

(e)                 create indebtedness of the Corporation that would exceed $500,000 other than in connection with equipment leases, bank lines of credit, and debentures convertible into equity.

(f)                  the acquisition of or investment in any other entity (other than a wholly owned subsidiary);

(g)                 materially altering the business of the Corporation; or

(h)                 increase the number of authorized shares of capital stock of the Corporation or otherwise amend the Articles of Incorporation or By-laws of the Corporation.

4.                   Optional Conversion.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1              Right to Convert.

4.1.1        Voluntary Conversion.  Until the closing of a Qualified Financing (as defined below), if at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time regardless of their number, shall be convertible into the number of shares of Common Stock with equals nine times  the total number of shares of Common Stock which are issued and outstanding at the time of conversion.  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof. Subsequent to the close of a Qualified Financing, each share of Series A Preferred Stock shall be convertible, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion.  The “Series A Conversion Price” shall initially be equal to $0.002.  Such initial Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. For purposes of this Certificate, the “Series A Original Issue Price” shall mean $0.002 per share for the Series A Preferred Stock subject to adjustment from time to time for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or similar event. For purposes of this Section, a “Qualified Financing” shall mean any transaction involving the issuance and sale of equity securities of the Corporation that results in gross proceeds to the Corporation of at least $2,500,000.

4.1.2        Termination of Conversion Rights.    In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

4.2              Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation.  Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3              Mechanics of Conversion.

4.3.1        Notice of Conversion.  In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent.  Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.  If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing.  The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date.  The Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the shares of Series A Preferred Stock converted.

4.3.2        Reservation of Shares.  The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any reasonably necessary amendment to the Certificate.

4.3.3        Effect of Conversion.  All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of  Common Stock in exchange therefor, to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Subsection 4.2.  Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be reasonably necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

4.3.4        Taxes.  The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4              Adjustments to Series A Conversion Price for Diluting Issues.

4.4.1        Special Definitions.  For purposes of this Section 4, the following definitions shall apply:

(a)           “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire capital stock or Convertible Securities.

(b)           “Series A Original Issue Date” shall mean the date on which the first share of Series A Preferred Stock was issued.

(c)           “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for capital stock.

(d)           “Additional Shares of Common Stock” shall mean all shares of capital stock issued by the Corporation after the Series A Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(i)           shares of capital stock, Options or Convertible Securities issued as a dividend or distribution, for which adjustment is made pursuant to Subsections 4.6 and 4.7 below;

(ii)        shares of capital stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of capital stock;

(iii)      shares of capital stock or Options issued to employees, consultants, contractors, directors, advisors or advisory directors of, or to the Corporation, pursuant to an equity incentive plan unanimously adopted by the Board of Directors;

(iv)       shares of capital stock or Convertible Securities issued upon the exercise of Options or shares of capital stock issued upon the conversion or exchange of Convertible Securities; and

(v)         shares of capital stock, Options or Convertible Securities issued in arms length transactions to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction, unanimously approved by the Board of Directors.

4.4.2        No Adjustment of Series A Conversion Price.  No adjustment in the Series A Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least fifty percent (50%) of the then outstanding shares of Series A Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

4.4.3        Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock.  In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock, without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1*  (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(a)                “CP2” shall mean the Series A Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

(b)               “CP1” shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(c)                “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series A Preferred Stock) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(d)               “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

(e)                “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

4.4.4        Determination of Consideration.  For purposes of this Subsection, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(a)                insofar as the consideration consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(b)               insofar as the consideration consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(c)                in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Corporation.

4.4.5        Multiple Closing Dates.  In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

4.5              Adjustment for Merger or Reorganization, etc.  Subject to the provisions of Subsection 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible in lieu of the  Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

4.6              Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Prices in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately adjusted.

4.7              Adjustments for Subdivisions or Combinations of Preferred Stock. In the event the outstanding shares of Preferred Stock or a series of Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Preferred Stock and Series A Original Issue Price of the affected series of Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Preferred Stock or a series of Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Preferred Stock and Series A Original Issue Price of the affected series of Preferred Stock in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

5.                   Mandatory Conversion.

5.1              Trigger Events.  Upon either (a) the closing of the sale of shares of  Common Stock to the public, in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, at a minimum price of $5.00 per share resulting in at least $30 million of gross proceeds to the Corporation or (b) the date and time, or the occurrence of an event, specified by vote or written consent of the  holders of at least a majority of the then outstanding shares of Series A Preferred Stock (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) such shares may not be reissued by the Corporation.

5.2              Procedural Requirements.  All holders of record of shares of Series A Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section.  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice.  If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing.  All rights with respect to the Series A Preferred Stock converted pursuant to Subsection 5.1, including the rights, if any, to receive notices and vote (other than as a holder of  Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Subsection.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with cash as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and the payment of any declared but unpaid dividends on the shares of Series A Preferred Stock converted.  Such converted Series A Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be reasonably necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

6.                   Waiver.  Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least fifty percent (50%) of the shares of Series A Preferred Stock then outstanding.

7.                   Notices.  Any notice required or permitted by the provisions of this Article IV to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Nevada General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

8.                Amendment.  The Board of Directors of the Corporation is hereby authorized within the limitations and restrictions stated in this Amended and Restated Articles of Incorporation, to determine or alter the voting powers, designations, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, with the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, and to fix, alter or reduce the number (but not below the number then outstanding) constituting any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption or conversion of the shares of any such series.

C.                  Rights, Preferences and Restrictions of Common Stock.  The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.                    Voting.  Each share of Common Stock shall be equal in all respects to every other share of Common Stock of the Corporation. Each share of Common Stock shall be entitled to one vote per share at each annual or special meeting of stockholders for the election of directors and upon any other matter coming before such meeting.

2.                    Dividends.  Subject to all the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of any funds of the Corporation legally available therefor.

3.                    Distributions.  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders of each series of the Preferred Stock shall have been paid in full, the amounts to which they respectively shall be entitled under this Article IV, the remaining assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

4.                    Preemptive Rights.  The holders of Common Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the Corporation or any securities convertible into shares of capital stock of the Corporation.

ARTICLE V

Except as otherwise provided in this Amended and Restated Articles of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

              The number of directors of this Corporation shall be determined in the manner set forth in the Bylaws of this Corporation.

ARTICLE VII

              Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

              Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws of this Corporation may provide.  The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws of this Corporation.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X

To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.  If the Nevada General Corporation Law or any other law of the State of Nevada is amended after approval by the stockholders of this Section 8 to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Section 8 by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such repeal or modification.

ARTICLE XI

The following indemnification provisions shall apply to the persons enumerated below.

1.                                   Right to Indemnification of Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) incurred by such Indemnified Person in such Proceeding.  Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article XI, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors.

2.                                   Prepayment of Expenses of Directors and Officers.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article XI or otherwise.

3.                                   Claims by Directors and Officers.  If a claim for indemnification or advancement of expenses under this Article XI is not paid in full within 30 days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

4.                                   Indemnification of Employees and Agents.   The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorney's fees) incurred by such person in connection with such Proceeding.  The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion.  Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors.

5.                                   Advancement of Expenses of Employees and Agents.  The Corporation may pay the expenses (including attorney's fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.

6.                                   Non-Exclusivity of Rights.  The rights conferred on any person by this Article XI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

7.                                   Other Indemnification.  The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.

8.                                   Insurance.  The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation's expense insurance:  (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article XI; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article XI.

9.                                   Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person's heirs, executors and administrators.

ANNEX B

AMENDED AND RESTATED

BYLAWS

OF

IHOOKUP SOCIAL, INC.

(formerly known as Titan Iron Ore Corp.)

________________, 2014

BYLAWS

OF

IHOOKUP SOCIAL, INC.

ARTICLE I

OFFICES

Section 1.   Principal Office.  The principal office of the corporation (the “Corporation”) in the State of Nevada shall be 50 West Liberty Street, Suite 880, Reno, Nevada 89501. The name of its registered agent at such address is Nevada Agency and Transfer Company.

Section 2.   Other Offices.  The Corporation may also have offices in such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.  Place of Annual Meetings.  Annual meetings of the stockholders shall be held at such place as shall be designated by the Board of Directors.

Section 2.  Date of Annual Meetings; Election of Directors; Action at Meetings of Stockholders.

(a)           Annual Meetings. Annual meetings of the stockholders shall be held at such time and date as the Board of Directors shall determine.  All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with this Section 2 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. At each annual meeting of the stockholders, the stockholders of the Corporation shall elect a Board of Directors and transact such other business as has been properly brought before the meeting in accordance with this Section 2.  To be properly brought before an annual meeting, nominations and other business must be:  (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of record at the time of giving notice provided for in these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.

(b)           Requirements for Stockholder Proposals. For business (other than a nomination of a candidate for election as director, which is covered by Section 2.15) to be properly brought before an annual meeting by a stockholder, (1) it must be a proper matter for stockholder action under the Nevada General Corporation Law, (2) the stockholder must have continuously held at least $25,000 in market value or 1% of the Corporation’s securities entitled to be voted on the proposal for at least one year by the date on which the stockholder submits the proposal and (3) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in accordance with this Section 2. This Section 2 shall be the exclusive means for a stockholder to submit business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, that are included in the Corporation’s notice of meeting) before an annual meeting of stockholders, and its requirements shall apply regardless of whether the stockholder intends its proposal to be included in the Corporation’s proxy statement or intends to conduct its own proxy solicitation.  To be timely, a stockholder notice shall be received at the Corporation’s principal executive offices not less than 90 nor more than 120 calendar days in advance of the first anniversary of the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 calendar days earlier than the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. In no event shall an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. For purposes of this Article II, the term “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission, or in a notice pursuant to the applicable rules of an exchange on which the securities of the Corporation are listed.  In no event will the public announcement of an adjournment or postponement of a stockholders meeting commence a new time period (or extend any time period) for the giving of a stockholder of record’s notice as described above.

(c)           Contents of Notice. A stockholder of record’s notice to the Secretary to be proper must set forth as to each matter such stockholder proposes to bring before the annual meeting (other than director nominations by such stockholder, which are governed by Section 2(e) of this Article II):  (1) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws or Articles of Incorporation of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and any beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)), if different from such stockholder, on whose behalf the business is being proposed by such stockholder; (2) as to the stockholder of record giving the notice and any beneficial owner, if different from such stockholder, on whose behalf the business is being proposed by such stockholder:  (A) the name and address, as they appear on the Corporation’s books, of the stockholder of record proposing such business, and the name and address of any such beneficial owner, (B) the class and number of shares of the Corporation which are owned of record by such stockholder and any such beneficial owner as of the date of the notice, and such stockholder’s agreement to notify the Corporation in writing within five (5) business days after the record date for the annual meeting of the class and number of shares of the Corporation owned of record by such stockholder and any such beneficial owner as of the record date for the meeting, (C) a representation that such stockholder intends to appear in person or by proxy at the meeting to propose such business; (D) a description of any agreement, arrangement or understanding with respect to the business between or among such stockholder and/or any such beneficial owner, on the one hand, and any other person, on the other hand, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of 1934 Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any such beneficial owner) and such stockholder’s agreement to notify the Corporation in writing within five (5) business days after the record date for the annual meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, and (E) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or any such beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of shares of the Corporation, or increase or decrease the voting power of such stockholder or any such beneficial owner with respect to shares of the Corporation, and such stockholder’s agreement to notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;  provided , however , that with respect to a stockholder of record who is merely a nominee on behalf of any other person or entity that may be the beneficial owner of the shares held of record by such stockholder, and is not itself a beneficial owner of such shares, such stockholder shall not be required to provide the information in clauses (2)(D) and (2)(E) of this sentence as to such stockholder of record, but shall be required to provide such information as to any such other beneficial owner.

Notwithstanding anything in these Bylaws to the contrary, no business will be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.  The chairman of the annual meeting may determine and declare, if the facts warrant, at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2, and, if he or she should so determine, he or she will so declare at the meeting that any such business not properly brought before the meeting will not be transacted. Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by law, if the stockholder of record does not provide the information required under clauses (2)(B), (2)(D) and (2)(E) of this Section 2(c) to the Corporation within five (5) business days following the record date for an annual meeting of stockholders or if such stockholder (or a qualified representative of such stockholder) does not appear at the annual meeting to present the business described in such stockholder’s notice delivered pursuant to this Section 2(c), such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2, to be considered a qualified representative of a stockholder of record, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the proposing of the business at the meeting by such stockholder stating that the person is authorized to act for such stockholder as proxy at the meeting of stockholders.

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the Corporation’s proxy statement and form of proxy for an annual meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act, and the foregoing notice requirements of this Section 2 will not apply to stockholders who have notified the Corporation of their intention to present a stockholder proposal only pursuant to and in compliance with such regulations.

(d)           Director Nominations. Only persons who are nominated in accordance with the procedures set forth in this Section 2(d) and Section 2(e) will be eligible for election as directors.  Nominations of persons for election to the Board of Directors may be made at an annual meeting of stockholders, or at a special meeting of stockholders at which directors are to be elected pursuant to the notice for such meeting, by or at the direction of the Board of Directors or by any stockholder of record of the Corporation at the time of giving notice provided for in these Bylaws, who is entitled to vote in the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.

 (e)           Stockholder Proposals Relating to Nominations for Director. Nominations, other than those made by or at the direction of the Board of Directors, to be proper must be made by a stockholder of record pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the time periods described in Section 2(b). Such stockholder of record’s notice to be proper must set forth (1) as to each person, if any, whom such stockholder proposes to nominate for election or re-election as a director:  (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are owned by such person, including shares beneficially owned and shares held of record, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected), and (E) a written statement executed by such nominee acknowledging that, as a director of such corporation, such person will owe a fiduciary duty, pursuant to the Nevada General Corporation Law, exclusively to the Corporation and its stockholders; (2) as to the stockholder of record giving the notice and any beneficial owner, if different from such stockholder, on whose behalf the nomination is being made:  (A) the name and address, as they appear on the Corporation’s books, of the stockholder of record giving the notice, and the name and address of any such beneficial owner, (B) the class and number of shares of the Corporation which are owned of record by such stockholder and any such beneficial owner as of the date of the notice, and such stockholder’s agreement to notify the Corporation in writing within five (5) business days after the record date for the annual meeting of the class and number of shares of the Corporation owned of record by such stockholder and any such beneficial owner as of the record date for the meeting, (C) a representation that such stockholder intends to appear in person or by proxy at the meeting to present the nomination; (D) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or any such beneficial owner, on the one hand, and any other person, on the other hand, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of 1934 Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any such beneficial owner) and such stockholder’s agreement to notify the Corporation in writing within five (5) business days after the record date for the annual meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, and (E) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or any such beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of shares of the Corporation, or increase or decrease the voting power of such stockholder or any such beneficial owner with respect to shares of the Corporation, and such stockholder’s agreement to notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;  provided ,  however , that with respect to a stockholder of record who is merely a nominee on behalf of any other person or entity that may be the beneficial owner of the shares held of record by such stockholder, and is not itself a beneficial owner of such shares, such stockholder shall not be required to provide the information in clauses (2)(D) and (2)(E) of this sentence as to such stockholder of record, but shall be required to provide such information as to any such other beneficial owner.  At the request of the Board of Directors or the chairman of the Board of Directors, any person nominated by a stockholder of record for election as a director will furnish to the Secretary of the Corporation that information required to be set forth in such stockholder’s notice of nomination which pertains to the nominee and such other information as the Corporation may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Corporation.  No person will be eligible for election as a director of the Corporation unless nominated by or at the direction of the Board of Directors or by a stockholder in accordance with the procedures set forth in this Section 2(e).

Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by law, if the stockholder of record does not provide the information required under clauses (2)(B), (2)(D) and (2)(E) of this Section 2(e) to the Corporation within five (5) business days following the record date for an annual or special meeting of stockholders or if such stockholder (or a qualified representative of such stockholder) does not appear at the annual or special meeting to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

The chairman of the annual meeting may determine and declare, if the facts warrant, at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and in such event the defective nomination will be disregarded.

Section 3. Special Meetings.

(a)           Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, by the Articles of Incorporation or by these Bylaws, may be called at any time by the Chairman of the Board, the Board of Directors, the President, the Chief Executive Office, by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors, or by the Chief Executive Officer or Secretary at the request in writing by a stockholder of record owning not less than five percent (5%) of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

A request to the Secretary to be proper shall be signed by the stockholder of record, or a duly authorized agent of such stockholder, requesting the special meeting and must set forth a brief description of each matter of business (other than director nominations by such stockholder, which are governed by Section 3(c)) desired to be brought before the special meeting and the reasons for conducting such business at the special meeting and the information required pursuant to Sections 2(c), in the case of business other than the election of directors, or 2(e), in the case of the election of directors.  A special meeting requested by such stockholders shall be held at such date, time and place as the Board of Directors shall determine;  provided ,  however , that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the Secretary.  Notwithstanding the foregoing, a special meeting requested by the stockholders of record shall not be held if the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters brought properly before the annual meeting) the business specified in the request.  A stockholder of record may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are unrevoked requests from stockholders of record holding in the aggregate less than the requisite number of shares entitling the stockholders of record to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. Business transacted at a special meeting requested by stockholders of record shall be limited to the matters described in the special meeting request;  provided ,  however  that nothing herein shall prohibit the Board of Directors from submitting matters to such stockholders at any special meeting requested by such stockholders.

(b)           In the event a special meeting is called for the purpose of electing one or more directors to the Board of Directors, any stockholder of record entitled to vote in the election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the notice for such meeting, if such stockholder’s notice required by Section 2(e) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to the special meeting nor later than the close of business on the later of:  (i) the sixtieth (60th) day prior to the special meeting or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement (as defined in Section 2(b) of this Article II) of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder of record’s notice as described above.

(c)           Only such business will be considered at a special meeting of stockholders as will have been stated in the notice for such meeting.

Section 4. Record Date for Meetings of Stockholders.  The directors may fix, in advance, a record date not more than sixty (60) or less than ten (10) days before the date of any meeting of the stockholders as the date as of which stockholders entitled to notice of and to vote at such meeting shall be determined.  Only stockholders of record on that date shall be entitled to notice or to vote at such meeting.  If a record date is not fixed, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.  The Board of Directors shall fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

Section 5. Notices of Meetings.  Notices of meetings of the stockholders shall be in writing and signed by the Chief Executive Officer or Secretary, or by such other person or persons as the directors shall designate.  Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place where, it is to be held, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote.  A copy of such notice shall be delivered personally, mailed postage prepaid, or given by a form of electronic transmission permitted for such purpose by applicable law and the rules and regulations of the U.S.  Securities and Exchange Commission and each national securities exchange upon which the Corporation’s voting stock is then listed, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.  If mailed, it shall be directed to the stockholder at his or her address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder.  If no such address appears on the books of the Corporation and a stockholder has given no address for the purpose of notice, then notice shall be deemed to have been given to such stockholder if it is published at least once in a newspaper of general circulation in the county in which the principal executive office of the Corporation is located.  An affidavit of the mailing or publication of any such notice shall be prima facie evidence of the giving of such notice.

Personal delivery of any such notice to any officer of a corporation or association, to any member of a limited liability company managed by its members, to any manager of a limited liability company managed by its managers, to any general partner of a partnership or to any trustee of a trust shall constitute delivery of such notice to such corporation, association limited liability company, partnership or trust.  If any notice addressed to the stockholder at the address of such stockholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that it is unable to deliver the notice to the stockholder at such address, all future notices shall be deemed to have been duly given to such stockholder, without further mailing, if the same shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice to all other stockholders.

Section 6. Quorum.  The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by the statutes of Nevada or by the Articles of Incorporation.  Regardless of whether or not a quorum is present or represented at any annual or special meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present in person or represented by proxy, provided that when any stockholders’ meeting is adjourned for more than forty-five (45) days, or if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 7. Vote Required.  When a quorum is present or represented at any meeting, the holders of a majority of the stock present in person or represented by proxy and voting shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes of Nevada, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 8. Election of Directors.  Except as provided in Section 2 of Article III of these Bylaws, each class of directors shall be elected at the annual meeting of stockholders to hold office for a term of two years. Directors need not be stockholders unless so required by the certificate of incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Unless otherwise waived by the Board of Directors in writing, all elections of directors shall be  by written ballot, unless otherwise provided in the certificate of incorporation; if authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 9. Conduct of Meetings.  Subject to the requirements of the statutes of Nevada, and the express provisions of the Articles of Incorporation and these Bylaws, all annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine.  The chairman of any annual or special meeting of stockholders shall be designated by the Board of Directors and, in the absence of any such designation, shall be the Chief Executive Officer of the Corporation.

Section 10. Proxies.  At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing.  In the event that such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.  No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.  Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until (i) an instrument revoking it or duly executed proxy bearing a later date is filed with the Secretary of the Corporation or, (ii) the person executing the proxy attends such meeting and votes the shares subject to the proxy, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted.

Section 11. Action by Written Consent.  Any action, which may be taken by a vote of the stockholders at a meeting, may be taken without a meeting and without notice if authorized by the written consent of stockholders holding at least seventy-five percent (75%) of the voting power.  The Board of Directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent shall be determined.  The date prescribed by the Board of Directors shall not precede or be more than ten (10) days after the date the resolution is adopted by the Board of Directors.  If the Board of Directors does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent shall be determined and:

(a)           No prior action by the Board of Directors is required by the statutes of Nevada, the date is the first date on which a valid, written consent is delivered in accordance with the statutes of Nevada.

(b)           Prior action by the Board of Directors is required by the statutes of Nevada, the date is at the close of business on the day the Board of Directors adopts the resolution.

Section 12. Inspectors of Election.  In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting and any adjournment thereof.  If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, then, unless other persons are appointed by the Board of Directors prior to the meeting, the chairman of any such meeting may, and on the request of any stockholder or a stockholder proxy shall, appoint inspectors of election (or persons to replace those who fail to appear or refuse to act) at the meeting.  The number of inspectors shall not exceed three.

The duties of such inspectors shall include:  (a) determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receiving votes, ballots or consents; (c) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (d) counting and tabulating all votes or consents and determining the result; and (e) taking such other action as may be proper to conduct the election or vote with fairness to all stockholders.  In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.  The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.  If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.  Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III

DIRECTORS

Section 1. Number of Directors.  Upon the adoption of these Bylaws, the number of directors constituting the entire Board of Directors shall be between two (2) and five (5). Thereafter, this number may be changed by a resolution of the Board of Directors or by a majority vote of the stockholders at an annual meeting, and in accordance with Section 8 of Article II. No reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.  Except as provided in Section 2 of this Article III, each director elected shall hold office until his or her successor is elected and qualified or until his earlier death, removal or resignation.  Directors need not be stockholders.

Section 2. Vacancies.  Vacancies, including those caused by (i) the death, removal, or resignation of directors, (ii) the failure of stockholders to elect directors at any annual meeting, and (iii) an increase in the number of authorized directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.  When one or more directors shall give notice of resignation to the Board, effective at a future date, the acceptance of such resignation shall not be necessary to make it effective; provided, however, a resignation by a director pursuant to a director resignation policy set forth from time to time in the Corporation’s Corporate Governance Guidelines shall not be effective until accepted by the Board.  The Board shall have the power to cause such vacancy or vacancies to be filled when such resignation or resignations shall become effective, and each director so appointed shall hold office during the remainder of the term of office of the resigning director and until his or her successor is elected and qualified or until his or her earlier death, removal or resignation.  The directors of the Corporation may be removed from office by the vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to voting power.

Section 3. Authority.  The business of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Section 4. Meetings.  The Board of Directors of the Corporation may hold meetings, both regular and special, at such place, either within or without the State of Nevada, which has been designated by resolution of the Board of Directors.

Section 5. First Meeting.  The first meeting of the newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute a meeting, provided a quorum shall be present.

Section 6. Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

Section 7. Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board, or the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the written request of two directors.  Notice of the time and place of special meetings shall be given within 30 days to each director (a) personally or by telephone, telegraph, facsimile or electronic means, in each case at least twenty four (24) hours prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to such director at his or her address as it is shown upon the records of the Corporation (or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held) at least three (3) days prior to the holding of the meeting.  Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid.  Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.  Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.  Any notice, waiver of notice or consent to holding a meeting shall state the time, date and place of the meeting but need not specify the purpose of the meeting.

Section 8. Quorum.  Presence of a majority of the Board of Directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present and voting at any meeting, at which a quorum is then present, shall be the act of the Board of Directors, except as may be otherwise specifically provided by the statutes of Nevada or by the Articles of Incorporation.  A meeting at which a quorum is initially present shall not continue to transact business in the absence of a quorum.

Section 9. Action by Written Consent.  Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board.  Such written consent shall be filed with the minutes of proceedings of the Board of Directors.

Section 10. Telephonic Meetings.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of a telephone conference or similar methods of communications by which all persons participating in the meeting can hear each other.  Participation in a meeting pursuant to the preceding sentence constitutes presence in person at such meeting.

Section 11. Adjournment.  A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any directors’ meeting to another time, date and place.  If any meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time, date and place shall be given, prior to the time of the adjourned meeting, to the directors who were not present at the time of adjournment.  If any meeting is adjourned for less than twenty-four (24) hours, notice of any adjournment shall be given to absent directors, prior to the time of the adjourned meeting, unless the time, date and place is fixed at the meeting adjourned.

Section 12. Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees of the Board of Directors.  Such committee or committees shall have such name or names, shall have such duties and shall exercise such powers as may be determined from time to time by the Board of Directors.

Section 13. Committee Minutes.  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 14. Compensation of Directors.  The directors shall receive such compensation for their services as directors, and such additional compensation for their services as members of any committees of the Board of Directors, as may be authorized by the Board of Directors.

Section 15. Mandatory Retirement of Directors.  A director of the Corporation shall not serve beyond, and shall automatically retire at, the close of the first annual meeting of stockholders held after the director shall become age 72; provided,  however  that if the Board of Directors shall determine that it is in the best interests of the Corporation and its stockholders for a person to continue to serve as a director of the Corporation until the close of any annual meeting after the annual meeting upon which this Section 15 would otherwise require such person to retire, then such person shall not be so required to retire until the close of such later annual meeting.

ARTICLE IV

OFFICERS

Section 1. Principal Officers.  The officers of the Corporation shall be elected by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and a Chief Technology Officer.  A resident agent for the Corporation in the State of Nevada shall be designated by the Board of Directors.  Any person may hold two or more offices.

Section 2. Other Officers.  The Board of Directors may also elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents, as it shall deem necessary.

Section 3. Qualification and Removal.  The officers of the Corporation mentioned in Section 1 of this Article IV shall hold office until their successors are elected and qualify.  Any such officer and any other officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.

Section 4. Resignation.  Any officer may resign at any time by giving written notice to the Corporation, without prejudice, however, to the rights, if any, of the Corporation under any contract to which such officer is a party.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5. Powers and Duties; Execution of Contracts.  Officers of the Corporation shall have such powers and duties as may be determined by the Board of Directors.  Contracts and other instruments in the normal course of business may be executed on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President of the Corporation, or any other person authorized by resolution of the Board of Directors.

ARTICLE V

STOCK AND STOCKHOLDERS

Section 1. Issuance.  Every stockholder shall be issued a certificate representing the number of shares owned by such stockholder in the Corporation.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the certificate shall contain a statement setting forth the office or agency of the Corporation from which stockholders may obtain a copy of a statement or summary of the designations, preferences and relative or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights.  The Corporation shall furnish to its stockholders, upon request and without charge, a copy of such statement or summary.

Section 2. Facsimile Signatures.  Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers of the Corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, before such certificates shall have been delivered by the Corporation, such certificates may nevertheless be issued as though the person or persons who signed such certificates, had not ceased to be an officer of the Corporation.

Section 3. Lost Certificates.  The Board of Directors may direct a new stock certificate to be issued in place of any certificate alleged to have been lost or destroyed, and may require the making of an affidavit of that fact by the person claiming the stock certificate to be lost or destroyed.  When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent, require the owner of the lost or destroyed certificate to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 4. Transfer of Stock.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed for transfer, it shall be the duty of the Corporation to issue a new certificate, cancel the old certificate and record the transaction upon its books.

Section 5. Uncertificated Shares.  Notwithstanding Sections 1-4 of this Article V, the Board of Directors, pursuant to applicable law and the rules and regulations of the U.S. Securities and Exchange Commission and each national securities exchange upon which the Corporation’s stock is then listed (collectively, the “Applicable Regulations”), may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the Corporation’s classes or series of stock.  Any such issuance shall have such effect upon existing certificates for shares, and upon the Corporation’s obligations with respect thereto, as may be prescribed by the Applicable Regulations, notwithstanding anything to the contrary in Sections 1-4 of this Article V.

Section 6. Registered Stock.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the statutes of Nevada.

Section 7. Dividends.  To the extent permitted by law, the Board shall have full power and discretion, subject to the Articles of Incorporation, to determine what, if any dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The directors may modify or abolish any such reserve in the manner in which it was created. In the event a dividend is declared, the stock transfer books will not be closed, but a record date will be fixed by the Board of Directors and only stockholders of record on that date shall be entitled to the dividend.

ARTICLE VI

INDEMNIFICATION; LIMITATION OF LIABILITY

Section 1. Indemnity of Directors, Officers and Agents.  The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation or is serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer.  The indemnification of directors and officers by the Corporation shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to the amendment).  The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeals;  provided ,  however , that with respect to any action, suit or proceeding initiated by a director or officer, the Corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the Board of Directors of the Corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with Section 3 hereof.

Section 2. Expenses.  The expenses of directors and officers incurred as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding;  provided ,  however , that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the Corporation of an undertaking by or on behalf of the director or officer to repay all amounts as advanced in the event that it is ultimately determined by a final decision, order or decree of a court of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article VI.

Section 3. Enforcement.  Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the Corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the Corporation or if there is no determination with respect to such request within 60 days from receipt by the Corporation of a written notice from the director or officer for such a determination.  If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the Corporation for costs and expenses incurred in such suit.  It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section 2 of this Article VI where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the Nevada General Corporation Law.  Neither the failure of the Corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the Corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct.  In a suit brought by a director or officer to enforce a right under this Section 3 or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section 3 or otherwise, shall be on the Corporation.

Section 4. Non–exclusivity.  The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under the Articles of Incorporation, these Bylaws or any agreement, statute, vote of stockholders or disinterested directors or otherwise.  The right to indemnification under Section 1 of this Article VI shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

Section 5. Settlement.  The Corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement.  If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section 1 hereof, offered or assented to by the opposing party or parties and which is acceptable to the Corporation, then, notwithstanding any other provision of this Article VI, the indemnification obligation of the Corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

Section 6. Purchase of Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

Section 7. Conditions.  The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article VI, subject to the imposition of any conditions or limitations as the Board of Directors may deem necessary or appropriate.

Section 8.  Limitation of Liabilities.  To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.  If the Nevada General Corporation Law or any other law of the State of Nevada is amended after approval by the stockholders of this Section 8 to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Section 8 by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such repeal or modification.

ARTICLE VII

GENERAL PROVISIONS

Section 1. Exercise of Rights.  All rights incident to any and all shares of another corporation or corporations standing in the name of the Corporation may be exercised by such officer, agent or proxyholder as the Board of Directors may designate.  In the absence of such designation, such rights may be exercised by the Chairman of the Board or any officer of the Corporation, or by any other person authorized to do so by the Chairman of the Board or any officer of the Corporation.  Except as provided below, shares of the Corporation owned by any subsidiary of the Corporation shall not be entitled to vote on any matter.  Shares of the Corporation held by the Corporation in a fiduciary capacity and shares of the Corporation held in a fiduciary capacity by any subsidiary of the Corporation, shall not be entitled to vote on any matter, except to the extent that the settler or beneficial owner possesses and exercises a right to vote or to give the Corporation or such subsidiary binding instructions as to how to vote such shares.

Solely for purposes of Section 1 of this Article VII, a “subsidiary” of the Corporation shall mean a corporation, shares of which possessing more than fifty percent (50%) of the power to vote for the election of directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by the Corporation.

Section 2. Interpretation.  Unless the context of a Section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with, the Nevada statutes relating to private corporations, as found in Chapter 78 of the Nevada Revised Statutes or any subsequent statute.

Section 3. Provisions contrary to Provisions of Law.  Any article, section, subsections, subdivision, sentence, clause, or phrase of these Bylaws which, upon being construed in the manner provided in Section 2 of this Article VII, is contrary or inconsistent with any applicable provisions of law, will not apply so long as such provisions of law remain in effect, but such result will not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses, or phrase is or are illegal.

ARTICLE VIII

AMENDMENTS

Section 1. Stockholder Amendments.  Bylaws may be adopted, amended or repealed by the affirmative vote of not less than seventy-five percent (75%) of the outstanding voting shares of the Corporation.

Section 2. Amendments by Board of Directors.  Subject to the right of stockholders as provided in Section 1 of this Article VIII, Bylaws may be adopted, amended or repealed by the Board of Directors.

ARTICLE IX

“ACQUISITION OF CONTROLLING INTEREST” PROVISIONS OF THE NEVADA GENERAL CORPORATION LAW SHALL NOT APPLY

On and after February 16, 1998, the provisions of Section 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to the Corporation.